Exhibit 99.1 1108894095\4\AMERICAS P.O. BOX 738 - MARIETTA, OHIO - 45750 http://www.peoplesbancorp.com 2275 Research Boulevard, Suite 600 - ROCKVILLE, MARYLAND - 20850 http://www.capitalbankmd.com NEWS RELEASE FOR IMMEDIATE RELEASE September 30, 2026 Contacts: Tyler J. Wilcox Edward F. Barry President and Chief Executive Officer Peoples Bancorp Inc. (740) 373-7737 Katie Bailey Chief Financial Officer and Treasurer (740) 376-7138 Chief Executive Officer Capital Bancorp, Inc. (301) 468-8848 Jacob Dalaya Chief Financial Officer (301) 637-5118 PEOPLES BANCORP INC. AND CAPITAL BANCORP, INC. ANNOUNCE MERGER AGREEMENT Strategic combination creates a more diversified financial services franchise with greater scale, expanded Mid-Atlantic presence and complementary nationwide businesses MARIETTA, Ohio, and ROCKVILLE, Maryland - Peoples Bancorp Inc. ("Peoples") (NASDAQ: PEBO) and Capital Bancorp, Inc. ("Capital") (NASDAQ: CBNK) jointly announced today the signing of an agreement and plan of merger (the "Merger Agreement") pursuant to which Peoples will acquire Capital in an all-stock transaction. Under the terms of the Merger Agreement, Capital will merge with and into Peoples (the "Merger"), and Capital Bank, N.A. will subsequently merge with and into Peoples' wholly owned subsidiary, Peoples Bank, in a transaction valued at approximately $728.1 million. Upon completion of the Merger, the combined company is expected to have approximately $14 billion in total assets, $10 billion in total loans and $11 billion in total deposits, with over 150 banking locations across eight states and Washington, D.C., in addition to nationwide specialty financial services platforms. The combination brings together two diversified financial services franchises with complementary business models and a shared focus on relationship banking. Peoples' broad platform of community banking, trust and investment services, insurance and specialty financing will be complemented by Capital's commercial banking franchise in the Washington, D.C. and Baltimore markets, as well as its nationwide businesses in digital consumer credit, government-guaranteed lending and servicing, and residential mortgage banking. Together, the companies expect to create a broader and more diversified revenue mix, additional avenues for growth and greater capacity to serve customers across the combined franchise. Capital, with four distinct business segments - Commercial Banking, OpenSkyTM, Windsor AdvantageTM and Capital Bank Home Loans - had $3.9 billion in total assets, $3.1 billion in gross loans and $3.4 billion in total deposits as of June 30, 2026. Fee-based revenue represented approximately 22% of Capital's total revenue in the second quarter of 2026, and Windsor Advantage’s servicing portfolio totaled approximately $3.4 billion. "As Peoples approached $10 billion in assets, we were deliberate and patient in pursuing the right strategic opportunity,” said Tyler Wilcox, President and Chief Executive Officer of Peoples. “We were looking for a transaction and a partner that strengthens our franchise well beyond scale alone, and Capital does exactly that. Its commercial banking franchise deepens our presence in the attractive Washington, D.C. and Baltimore markets, while OpenSky, Windsor Advantage and Capital Bank Home Loans add complementary nationwide businesses that further diversify our revenue and expand our growth opportunities. Just as importantly, Capital's entrepreneurial, customer-focused culture aligns well with Peoples. We believe the combination creates a stronger platform for our customers and shareholders, and we look forward to welcoming Capital's associates, shareholders and clients to Peoples." Edward F. "Ed" Barry, Chief Executive Officer of Capital, commented, "Peoples is an excellent strategic partner for Capital because it understands and values the diversified model we built. Our combination pairs Capital's relationship-driven commercial bank and nationwide specialty businesses with Peoples' larger balance sheet, broader product capabilities and operating infrastructure. The combination creates meaningful opportunities to serve our customers in more ways, supporting the continued growth of our businesses and providing new opportunities for our employees. We also share a disciplined, relationship-oriented culture, which was an important consideration for us." Steven J. Schwartz, Chairman of the Board of Capital, added, “The Capital Board is very fortunate to have an elite group of executives managing and growing the bank. We greatly appreciate their efforts over the years. We believe the merger with Peoples will give the Capital team the added scale and financial resources to continue serving our customers in a first-rate fashion with expanded product offerings and greater capacity. In addition, the transaction delivers compelling value to Capital’s shareholders and positions their investment to benefit from integrating Peoples’ various lines of business, the cost savings achieved through increased size, and the increased liquidity in their shares. Everyone should welcome this incredible opportunity to partner with such a successful enterprise.” According to the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, shareholders of Capital will receive 1.11 shares of Peoples common stock for each share of Capital common stock. Based on Peoples' 20-day volume-weighted average closing price of $39.41 per share as of September 29, 2026, the aggregate transaction value is approximately $728.1 million, or $43.75 per share. Former Capital shareholders are expected to collectively own approximately 32% of Peoples following completion of the Merger. The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. The transaction is expected to be immediately accretive to Peoples' estimated earnings in 2027 before one-time costs, with a tangible book value earnback period of under three years and a pro forma return on average tangible common equity of approximately 20%. Pursuant to the Merger Agreement, three members of Capital's Board of Directors are expected to join the Peoples Board at or promptly following closing, subject to Peoples' standard corporate governance practices and director evaluation process. The acquisition is expected to close during the first half of 2027, subject to the satisfaction of customary closing conditions, including regulatory approvals and the approvals of the shareholders of Peoples and Capital. Raymond James & Associates, Inc. is serving as financial advisor and Dinsmore & Shohl LLP is serving as legal counsel to Peoples. Stephens Inc. is serving as financial advisor and Squire Patton Boggs (US) LLP is serving as legal counsel to Capital. Conference Call Peoples intends to conduct a facilitated conference call with analysts, members of the media and investors at 10:00 a.m. Eastern Time on September 30, 2026. The conference call will consist of prepared commentary from Mr. Wilcox and Katie Bailey, Chief Financial Officer and Treasurer, regarding the planned acquisition, followed by a question and answer period. The dial-in number for this call will be 1-866-890-9285. A simultaneous webcast of the conference call audio (listen-only mode) and archived replay will be accessible online via the "Investor Relations" section of Peoples' website. The audio replay will be available for one year. Individuals wishing to participate in the live conference call are encouraged to call or sign in at least 15 minutes prior to the scheduled start time. About Peoples Bancorp Inc.: Peoples Bancorp Inc. ("Peoples", NASDAQ: PEBO) is a diversified financial services holding company and makes available a complete line of banking, trust and investment, insurance and specialty financing solutions through its subsidiaries. Headquartered in Marietta, Ohio, since 1902, Peoples has established a heritage of financial stability, growth and community impact. Peoples had $9.5 billion in total assets as of June 30, 2026, and 144 locations, including 127 full-service bank branches in Ohio, West Virginia, Kentucky, Virginia, Washington, D.C., and Maryland. Peoples' vision is to be the Best Community Bank in America. Peoples is a member of the Russell 3000 index of United States publicly-traded companies. Peoples offers services through Peoples Bank (which includes the divisions of Peoples Investment Services, Peoples Premium Finance and North Star Leasing), Peoples Insurance Agency, LLC, and Vantage Financial, LLC. About Capital Bancorp, Inc.: Capital Bancorp, Inc., Rockville, Maryland is a registered bank holding company incorporated under the laws of Maryland. Capital Bancorp has been providing financial services since 1999 and now operates bank branches in four locations in the Washington, D.C., and Baltimore, Maryland, metropolitan markets, one bank branch in Fort Lauderdale, Florida, one bank branch in Chicago,

Illinois, and one bank branch in Raleigh, North Carolina. Capital Bancorp had assets of approximately $3.9 billion at June 30, 2026 and its common stock is traded in the NASDAQ Global Market under the symbol “CBNK.” Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Peoples and Capital, respectively, with respect to the proposed transaction, the strategic and financial benefits of the proposed transaction, including the expected impact of the proposed transactions on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period, and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Peoples or Capital or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties, and other factors that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:  the occurrence of any event, change, or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;  the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals, the failure to obtain required shareholder approvals, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all;  the outcome of any legal proceedings that may be instituted against Peoples or Capital;  the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Peoples and Capital operate;  the possibility that integration of the companies may be more difficult, time-consuming, or costly than expected;  the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks;  the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;  the diversion of management’s attention from ongoing business operations and opportunities;  potential adverse reactions of Peoples’ or Capital’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;  a material adverse change in the financial condition of Peoples or Capital;  changes in Peoples’ share price before closing;  risks relating to the potential dilutive effect of shares of Peoples’ common stock to be issued in the proposed transaction;  general competitive, economic, political, and market conditions;  major catastrophes such as earthquakes, floods, or other natural or human disasters, including infectious disease outbreaks; and  other factors that may affect future results of Peoples or Capital, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment, and deposit practices; the impact, extent, and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board, the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Peoples, Capital, or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Peoples’, Capital’s, or the combined company’s results. Although each of Peoples and Capital believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Peoples or Capital will not differ materially from any projected future results expressed or implied by such forward- looking statements. Additional factors that could cause results to differ materially from those described above can be found in each of Peoples’ and Capital’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents subsequently filed by Peoples and Capital with the Securities and Exchange Commission. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Peoples, Capital, or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Peoples and Capital urge you to consider all of these risks, uncertainties, and other factors carefully in evaluating all such forward-looking statements made by Peoples and Capital. Forward-looking statements speak only as of the date they are made, and Peoples and Capital undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Additional Information and Where to Find It In connection with the proposed transaction, Peoples intends to file with the SEC a Registration Statement on Form S-4 to register the shares of Peoples common stock to be issued in connection with the proposed transaction. The Registration Statement will include a joint proxy statement/prospectus, and Peoples and Capital may file with the SEC other relevant documents concerning the proposed transaction. The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, CAPITAL, AND THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Peoples and Capital, without charge, at the SEC’s website (https://www.sec.gov). Participants in Solicitation Peoples and Capital, along with their respective directors, executive officers, management, and employees may be deemed participants in the solicitation of proxies in connection with the Merger. Information concerning Peoples’ participants is set forth in the Proxy Statement, dated March 6, 2026, for Peoples’ 2026 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Capital’s participants is set forth in the Proxy Statement, dated April 7, 2026, for Capital’s 2026 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of Peoples and Capital in the solicitation of proxies in respect of the Merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph. END OF RELEASE